EXHIBIT 10.42

Amendment #1

The Convertible Promissory Note between Freeze Tag, Inc. (the “Borrower”) and Accredited Investor (the “Lender”), executed and effective on April 7, 2016 (the “Note”) had a Principal Sum of $500,000.

As of the date of this Amendment, the total consideration paid on the Note is $554,000.00.

The Lender and Borrower hereby agree to amend the Note to increase the Principal Sum in the amount of $100,000, to a total Principal Sum of $600,000.

All other terms and conditions of the Note remain unchanged.

Agreed and Accepted:

Freeze Tag, Inc.

By:
	Craig Holland Date	Date
Chief Executive Officer

Accredited Investor

By:
	Accredited Investor Signor	Date